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                                                       Registration No._________
 As Filed with the Securities and Exchange Commission on March 21, 1996
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                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



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
                 DELAWARE                                                51-0271821
     (State or other jurisdiction of                                  (I.R.S. Employer
      incorporation or organization)                                 Identification No.)

      14800 CONFERENCE CENTER DRIVE
          SUITE 400, WESTFIELDS
           CHANTILLY, VIRGINIA                                           22021-3806
 (Address of principal executive offices)                                (Zip Code)
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                     GENICOM CORPORATION STOCK OPTION PLAN
                              (Full title of Plan)


                            Paul T. Winn, President
                              Genicom Corporation
                         14800 Conference Center Drive
                             Suite 400, Westfields
                        Chantilly, Virginia  22021-3806
                    (Name and address of agent for service)


                                 (703) 802-9200
         (Telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE
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
===========================================================================================================================
                                                                                     Proposed
                                                              Proposed               maximum
             Title of securities       Amount to be        maximum offering     aggregate offering        Amount of
               to be registered         registered       price per share (1)        price (1)          registration fee
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
                 Common Stock            400,000                $5.625               $2,250,000             $776.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
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(1)  Estimated solely for the purpose of calculating the registration fee.
Based on the closing price of the Common Stock in the over-the-counter market on March 15, 1996.

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The purpose of this Registration Statement is to register 400,000 additional shares of common stock, $0.01 par value, of Genicom Corporation issuable pursuant to the Genicom Corporation Stock Option Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 Registration Statements No. 33-29388, No. 33-41148, No. 33-49472 and No. 33-53843 filed with the Commission on June 19, 1989, June 12, 1991 July 10, 1992 and May 27, 1994, respectively.


                                    Part II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS

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
      Exhibit Number                                                  Description
      --------------                                                  -----------
             4               Third Amendment to the Registrant's Stock Option Plan, dated February 13, 1995.

             5               Opinion of McGuire Woods Battle & Boothe with respect to the legality of the securities being registered.

           23.1              Consent of McGuire Woods Battle & Boothe (included in Exhibit 5).

           23.2              Consent of Coopers & Lybrand.

            24               Power of attorney is contained on page 3.
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                               POWER OF ATTORNEY


Each person whose signature appears below hereby appoints James C. Gale his true and lawful attorney-in-fact to sign on his behalf, as an individual and in the capacity stated below, any amendment or post-effective amendment to this registration statement which said attorney-in-fact may deem appropriate or necessary.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chantilly, County of Fairfax, Commonwealth of Virginia, on March 21, 1996.

                                  GENICOM CORPORATION, Registrant


                                  By:     Paul T. Winn
                                        ----------------------------------------
                                          Paul T. Winn
                                          President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

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
SIGNATURE                                                      TITLE                                        DATE
-----------------------------      -------------------------------------------------------          -------------------
 Don E. Ackerman                      Chairman of the Board of Directors
-----------------------------
 Don E. Ackerman                                                                                        March 21, 1996


 Paul T. Winn                         President, Chief Executive Officer and Director
-----------------------------         (Principal Executive Officer)                                     March 21, 1996
 Paul T. Winn


 Edward E. Lucente                    Director
-----------------------------
 Edward E. Lucente                                                                                      March 21, 1996


 James C. Gale                        Vice President and Chief Financial Officer (Principal
-----------------------------         Financial Officer)                                                March 21, 1996
 James C. Gale
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